Income taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes

Note 10: Income taxes

Income tax (benefit) expense from continuing operations consists of the following for the years ended December 31:

	2016	2015	2014
Current income taxes
Federal	$(10)	$(21)	$(22)
State	(92)	195	574

Total current income taxes	(102)	174	552
Deferred income taxes
Federal	—	(161,879)	115,699
State	—	(15,514)	8,192

Total deferred income taxes	—	(177,393)	123,891

Income tax (benefit) expense	$(102)	$(177,219)	$124,443

A reconciliation of the U.S. federal statutory income tax rate to the effective tax rate is as follows for the years ended December 31:

	2016	2015	2014
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	4.1%	3.1%	2.6%
Statutory depletion	—	—	(0.2)%
Valuation allowance	(39.0)%	(26.5)%	—
Other, net	(0.1)%	0.1%	(0.1)%

Effective tax rate	—	11.7%	37.3%

Components of the deferred tax assets and liabilities are as follows at December 31:

	2016	2015
Deferred tax assets related to
Asset retirement obligations	$15,825	$14,669
Accrued expenses, allowance and other	31,711	11,564
Property and equipment	241,126	259,096
Inventories	—	372
Derivative instruments	7,048	—
Net operating loss carryforwards
Federal	241,109	154,265
State	33,605	21,466
Statutory depletion carryforwards	4,158	3,962
Alternative minimum tax credit carryforwards	308	308

	574,890	465,702
Less valuation allowance	(574,338)	(411,147)

Deferred tax asset	552	54,555
Deferred tax liabilities related to
Derivative instruments	—	(54,555)
Inventories	(552)	—

Deferred tax liability	(552)	(54,555)

Net deferred tax liability	$—	$—

Deferred tax asset valuation allowance. The ultimate realization of our deferred tax assets is dependent upon the generation of future taxable income during the periods in which those deferred tax assets would be deductible. We assess the realizability of our deferred tax assets each period by considering whether it is more likely than not that all or a portion of our deferred tax assets will not be realized. We consider all available evidence (both positive and negative) when determining whether a valuation allowance is required. We evaluated possible sources of taxable income that may be available to realize the benefit of deferred tax assets, including projected future taxable income, the reversal of existing temporary differences, taxable income in carryback years and available tax planning strategies in making this assessment.

Due to the full cost ceiling impairments recognized during 2016, we maintained our deferred tax asset position at December 31, 2016. We believe that it is more likely than not that these deferred tax assets will not be realized and recorded a $163,191 increase in valuation allowance to $574,338 maintaining the full valuation allowance against our net deferred tax asset at December 31, 2016. In our view, our cumulative historical three year pre-tax loss for the three years ended December 31, 2016, outweighs the other subjective factors, such as the possibility of future growth. We concluded in the third quarter of 2015 it was more likely than not that our deferred tax assets would not be realized and recorded valuation allowance totaling approximately $411,147 (including approximately $126,000 recorded as a discrete item associated with our federal and state net operating loss carryforwards for the year ended December 31, 2014) against our net deferred tax asset of as of December 31, 2015.

We will continue to evaluate whether the valuation allowance is needed in future reporting periods. The valuation allowance will remain until we can determine that the net deferred tax assets are more likely than not to be realized. Future events or new evidence which may lead us to conclude that it is more likely than not that its net deferred tax assets will be realized include, but are not limited to, cumulative historical pre-tax earnings, improvements in oil prices, and taxable events that could result from one or more transactions. The valuation allowance does not prevent future utilization of the tax attributes if we recognize taxable income. As long as we conclude that the valuation allowance against its net deferred tax assets is necessary, we likely will not have any additional deferred income tax expense or benefit.

Net operating loss carryforwards. We have federal net operating loss carryforwards of approximately $689,000 at December 31, 2016, which will expire between 2028 and 2036 if not utilized in earlier periods. At December 31, 2016, we have state net operating loss carryforwards of approximately $844,000, which will expire between 2017 and 2036 if not utilized in earlier periods. In addition, at December 31, 2016 we had federal percentage depletion carryforwards of approximately $12,000, which are not subject to expiration.

Our ability to utilize our loss carryforwards to reduce future taxable income is subject to various limitations under the Internal Revenue Code of 1986, as amended (the “Code”). The utilization of such carryforwards may be limited upon the occurrence of certain ownership changes, including the purchase or sale of stock by 5% shareholders and the offering of stock by the Company during any three-year period resulting in an aggregate change of more than 50% in the beneficial ownership of the Company. In the event of an ownership change, Section 382 of the Code imposes an annual limitation on the amount of the Company’s taxable income that can be offset by these carryforwards. The limitation is generally equal to the product of (a) the fair market value of the equity of the Company multiplied by (b) a percentage approximately equivalent to the yield on long-term tax exempt bonds during the month in which an ownership change occurs. In addition, the limitation is increased if there are recognized built-in gains during any post-change year, but only to the extent of any net unrealized built-in gains inherent in the assets sold.

The IRC provides an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in-losses, against future taxable income in the event of a change in ownership. Our emergence from Chapter 11 bankruptcy proceedings resulted in a change in ownership for purposes of the IRC. However, the IRC provides alternatives for taxpayers emerging from a Chapter 11 bankruptcy proceeding that may mitigate or even eliminate an annual limitation. We are in the process of analyzing these alternatives in order to minimize the impact of the ownership change on its ability to utilize tax attributes in future periods. This analysis will be dependent on a number of factors, including verifying qualification for each alternative, analyzing the possibility of a second ownership change during the two year period following emergence, and analyzing transactions subsequent to emergence generating taxable gains or losses. We will make a final determination regarding the most beneficial alternative upon filing its 2017 U.S. Federal income tax return prior to its extended due date in the Fall of 2018.

Important in the determination of the tax attributes of a debtor corporation following emergence from Chapter 11 is the amount of cancellation of indebtedness income realized. On the emergence date, as described in “Note 2—Chapter 11 reorganization,” pursuant to the Reorganization Plan, $1,267,410 of indebtedness, including accrued interest, attributable to our Senior Notes and $2,981 of general unsecured claims were extinguished. Absent an exception, a debtor recognizes cancellation of indebtedness income (“CODI”) upon discharge of its outstanding indebtedness for an amount of consideration that is less than its adjusted issue price. The IRC of 1986, as amended provides that a debtor in a Chapter 11 bankruptcy case may exclude CODI from taxable income but must reduce certain of its tax attributes by the amount of any CODI realized as a result of the consummation of a plan of reorganization. The amount of CODI realized by a taxpayer is determined based on the fair market value of the consideration received by the creditors in settlement of outstanding indebtedness. While we are currently in the process of finalizing the bankruptcy related calculations, it is our expectation that the fair market value of the consideration received by our creditors upon emergence is substantially the same as the adjusted issue price of the indebtedness extinguished. Accordingly, the amount of CODI realized upon emergence may be relatively low, possibly zero. However, to the extent the finally determined fair market value of the consideration is less than the adjusted issue price of the indebtedness, and CODI was realized, such amount of CODI would be excluded from taxable income and would reduce our prior tax attributes, which could include net operating losses, capital losses, alternative minimum tax credits and tax basis in assets. Any reduction of tax attributes is expected to be fully offset by a corresponding decrease in valuation allowance. Finally, any required reduction in tax attributes will not occur until the first day of our tax year ending subsequent to the date of emergence, or January 1, 2018.